                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

KEMPER STRATEGIC
INCOME FUND

                 "... Our decision to move from Treasuries and
                      mortgages into high yield bonds and
                   emerging market securities was definitely
                              the right one. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
7
TERMS TO KNOW
9
PORTFOLIO STATISTICS
10
PORTFOLIO OF INVESTMENTS
21
FINANCIAL STATEMENTS
23
NOTES TO
FINANCIAL STATEMENTS
28
FINANCIAL HIGHLIGHTS
30
REPORT OF INDEPENDENT AUDITORS

At A GLANCE

 KEMPER STRATEGIC INCOME FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 1999 (UNADJUSTED FOR ANY SALES CHARGE)

[BAR GRAPH]

                                                 KEMPER STRATEGIC INCOME     KEMPER STRATEGIC INCOME       LIPPER GENERAL BOND
KEMPER STRATEGIC INCOME FUND CLASS A                  FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
------------------------------------             -----------------------     -----------------------     -----------------------
2.43%                                                     1.57%                       1.78%                       3.54%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/99   10/31/98
---------------------------------------------------------
    KEMPER STRATEGIC INCOME FUND
    CLASS A                          $5.26      $5.60
---------------------------------------------------------
    KEMPER STRATEGIC INCOME FUND
    CLASS B                          $5.26      $5.59
---------------------------------------------------------
    KEMPER STRATEGIC INCOME FUND
    CLASS C                          $5.29      $5.62
---------------------------------------------------------

 KEMPER STRATEGIC INCOME FUND RANKINGS*
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GENERAL BOND FUNDS CATEGORY

                    CLASS A       CLASS B    CLASS C
---------------------------------------------------------
    1-YEAR          #67 of        #82 of     #79 of
                   104 funds     104 funds  104 funds
---------------------------------------------------------
    5-YEAR          #24 of        #37 of     #32 of
                   44 funds      44 funds   44 funds
---------------------------------------------------------
    10-YEAR      #1 of 7 funds      N/A        N/A
---------------------------------------------------------
    15-YEAR     #10 of 26 funds     N/A        N/A
---------------------------------------------------------
    20-YEAR     #11 of 20 funds     N/A        N/A
---------------------------------------------------------

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1999.

                          CLASS A   CLASS B   CLASS C
---------------------------------------------------------
    ONE-YEAR INCOME:      $0.4815   $0.4241   $0.4365
---------------------------------------------------------
    OCTOBER DIVIDEND:     $0.0365   $0.0317   $0.0331
---------------------------------------------------------
    ANNUALIZED
    DISTRIBUTION RATE+:      8.32%     7.23%     7.51%
---------------------------------------------------------
    SEC YIELD+:              9.28%    10.02%     9.30%
---------------------------------------------------------

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN
 ANNUALIZED PERCENTAGE OF NET ASSET VALUE WHICH DOES NOT INCLUDE SALES CHARGE ADJUSTMENT ON OCTOBER 31, 1999. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED OCTOBER 31, 1999, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

THE FUND MAY INVEST IN LOWER-RATED AND NON-RATED SECURITIES WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES. THE FUND MAY ALSO INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN FOREIGN SECURITIES WHICH PRESENT SPECIAL RISKS INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY THAT MAY AFFECT THE VOLATILITY OF YOUR INVESTMENT.

YOUR FUND'S STYLE

[YOUR FUND'S STYLE FIXED STYLE BOX]

MORNINGSTAR INCOME STYLE BOX Source: Data provided by Morningstar, Inc., Chicago, IL (312) 696-6000.
                                   The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                                   PLEASE NOTE THAT STYLE BOXES DO NOT
                                   REPRESENT AN EXACT ASSESSMENT OF RISK AND
                                   DO NOT REPRESENT FUTURE PERFORMANCE. THE
                                   FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY.
                                   A LONGER-TERM VIEW IS REPRESENTED BY THE
                                   FUND'S MORNINGSTAR CATEGORY, WHICH IS
                                   BASED ON ITS ACTUAL INVESTMENT STYLE AS
                                   MEASURED BY ITS UNDERLYING PORTFOLIO
                                   HOLDINGS OVER THE PAST THREE-YEARS.
                                   MORNINGSTAR HAS PLACED KEMPER STRATEGIC
                                   INCOME FUND IN THE MULTISECTOR BOND
                                   CATEGORY. PLEASE CONSULT THE PROSPECTUS
                                   FOR A DESCRIPTION OF INVESTMENT POLICIES.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                          KEMPER STRATEGIC INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[J. PATRICK BEIMFORD, JR. PHOTO]

J. PATRICK BEIMFORD, JR., JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE DEGREE IN INDUSTRIAL MANAGEMENT FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[ROBERT CESSINE PHOTO]

ROBERT CESSINE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. HE JOINED THE COMPANY IN 1993. CESSINE RECEIVED A B.S. AND M.S. FROM THE UNIVERSITY OF WISCONSIN.

[DAN DOYLE PHOTO]

DAN DOYLE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER ON KEMPER'S HIGH-YIELD BOND FUNDS. HE HAS BEEN INVOLVED WITH THE FUNDS IN BOTH RESEARCH AND TRADING SINCE 1986.

[RICHARD VANDENBERG PHOTO]

RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

[ISABEL SALTZMAN PHOTO]

M. ISABEL SALTZMAN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., IS THE SENIOR PORTFOLIO MANAGER FOR THE FIRM'S EMERGING MARKETS BOND GROUP. SALTZMAN JOINED THE ORGANIZATION IN 1990. SHE RECEIVED A BACHELOR'S DEGREE IN POLITICAL SCIENCE AND ECONOMICS FROM TUFTS UNIVERSITY AND AN M.I.A. DEGREE FROM THE SCHOOL OF INTERNATIONAL AFFAIRS, COLUMBIA UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 1999, INVESTORS WITNESSED A NEARLY UNABATED RISE IN INTEREST RATES. IN THIS SECTION, PAT BEIMFORD, LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND, DISCUSSES THE FORCES BEHIND THE RISE IN RATES, THE EFFECT IT HAD ON BOND MARKETS, AND HOW THE FUND WAS POSITIONED TO RESPOND.

Q     PAT, COULD YOU PROVIDE SHAREHOLDERS WITH SOME BACKGROUND REGARDING THE
FIXED-INCOME INVESTMENT ENVIRONMENT OVER THE LAST YEAR?

A     The actions of the Federal Reserve Board provide a clear framework for how the year progressed from a fixed-income standpoint.

  As the fiscal year began, the Fed cut interest rates three times. As you may recall, the market last October was in the grip of a "flight to quality" (See Terms To Know on page 7) brought on by turbulence in international markets. Russia had defaulted on part of its debt, Asian economies and currency markets were battered by uncertainty, and the stability of Latin American markets was coming into question. In addition, European bonds were not as stable an option as usual, because much of Europe was converting to the euro at year-end. For nervous investors, about the only safe bet in town was U.S. Treasury bonds (See Terms To Know on page 7). As a result, money poured into the U.S. Treasury market, and the demand pushed yields down to historically low levels. In fact, for much of October 1998, the yield on 30-year U.S. Treasury bonds was actually below 5 percent for the first time in recent memory.

  To help combat the uncertainty and ward off a worsening of the situation, the Federal Reserve instituted three rate cuts in the last quarter of 1998. The Fed's plan, in part, was to inject liquidity into the global financial system by stimulating the U.S. economy - and thereby other economies - and make the yields on foreign bonds look more attractive in comparison with U.S. securities.

Q     DID THE FED'S PLAN WORK?

A     Yes, it did. In fact, it worked almost too well. Investors gained confidence that foreign economies could bring their problems under control, and assets shifted from the United States to other markets. At the same time, some investors feared that the Fed's stimulus, which was uncharacteristically applied during a time of strong U.S. economic growth, would ignite inflation. Both these factors acted to push 30-year T-bond yields up from 5.08 percent at the end of October 1998 to 6.25 percent at the end of October 1999.

  As the fiscal year came to a close, the Federal Reserve was compelled to put the brakes on the U.S. economy. In essence, the Fed began rescinding its rate cuts of last October by raising rates on August 24 and again on September 30. In October 1999, the Fed changed its bias to tighten, and the market anticipated that the Fed would raise rates again on November 15.

Q     WHAT WAS THE EFFECT OF RISING RATES ON THE BOND MARKETS?

A     Because bond prices fall when interest rates rise, these last 12 months have been a challenging period for bond investors. It's been tough to try to create positive returns for shareholders when fighting the constant headwind of rising rates. This difficulty is reflected in the returns of bond indices. Bond returns varied widely by asset class. Treasuries and high-quality corporate bonds, which offer relatively low income, couldn't offset falling prices and thereby fared the worst. For example, the Lehman Long Government Bond index's* total return for the 12-month period ended October 31, 1999, was -6.10 percent. High-yield bonds (See Terms To Know on page 7) and emerging-market bonds, which offer relatively high income and were best able to offset falling prices, performed best. The Lehman High Yield Bond index* gained 4.34 percent for the period. Emerging market debt at the beginning of the fiscal year was recovering from a terrible beating in 1998 and responded spectacularly to the turnaround in sentiment. The Lipper Emerging Market Debt index* returned 22.55 percent for the year.

  As you can see, bond investors had their work cut out for them this year. Unless you were willing to risk going 100 percent into risky emerging-market debt, you struggled to break even.

* THE LEHMAN LONG GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BOND WITH MATURITIES OF 10 YEARS OR MORE. THE LEHMAN HIGH YIELD BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR BONDS RATED BELOW INVESTMENT GRADE. THE LIPPER EMERGING MARKET DEBT INDEX IS AN EQUALLY-WEIGHTED TOTAL RETURN INDEX OF THE LARGEST FUNDS IN LIPPER ANALYTICAL SERVICES' EMERGING MARKET DEBT FUNDS CATEGORY.

SOURCE IS LIPPER ANALYTICAL SERVICES, INC. INVESTORS CANNOT ACTUALLY INVEST IN THE INDICES.

Q     HOW DID YOU POSITION KEMPER STRATEGIC INCOME FUND GIVEN THESE DIFFICULT
CONDITIONS?

A     Despite the uncertainty in the markets as the fiscal year began, we were reasonably sure of one thing: interest rates weren't going to go much lower.

  So, we positioned the fund for a flat-to-rising interest-rate environment. Generally, that means you look for income. We reduced our exposure to Treasuries and mortgages, and put those assets to work in higher-income producing segments of the market: high-yield bonds, foreign-market bonds and emerging markets. That's basically how the fund has been positioned throughout the fiscal year.

Q     HOW DID THAT STRATEGY WORK?

A     The results were somewhat mixed. Our decision to move from Treasuries and mortgages into high-yield bonds and emerging-market securities was definitely the right one. As you can see from

PERFORMANCE UPDATE

the index figures cited, high-yield and emerging-market debt substantially outperformed Treasuries. Our high-yield picks were fairly successful as well. Even though the market was choppy, our high-yield issues held their value for the year overall. Our foreign-market position didn't perform as well as we would have liked. We weren't comfortable investing heavily in more speculative emerging-market debt, so we chose to position the fund heavily in euros, the currency of the new European Economic Union. Our thinking was that Europe was poised for recovery and that euros would benefit should European economies rebound. In retrospect, we were a bit early in this move, since economic growth in Europe just now seems to be gaining strength, and the euro has yet to retrace its level to where it started the year. That fact has been disappointing, but we're confident that the euro will soon begin to reflect the growth in Europe.

  The bottom line is that the fund's total return finished below the middle of the pack with its peer group weight. The fund gained 2.43 percent (A shares unadjusted for sales charge) versus the Lipper Multi-Sector Income Fund Category Average of 3.54 percent.



Q     WHAT'S YOUR OUTLOOK FOR 2000?


A     We believe Kemper Strategic Income Fund is very well positioned for the new year. We are maintaining our present configuration with assets deployed in three major areas: high-yield bonds, emerging-market bonds and European bonds.

  The high-yield market has struggled recently because of a malaise created by rising rates and an up tick in default rates. However, there are reasons for optimism. The market's default rate in the third quarter was the lowest this year. We believe that defaults will drop off significantly in the future, since most subpar deals have already fallen by the wayside and because the deals done this year are of substantively higher quality. In addition, if economic growth in the United States continues at a good pace, it should enable high-yield issuers to comfortably meet their debt-payment obligations. If interest rates continue to be steady or to rise, the income offered by these bonds -- and the good value they represent after a year of flat returns -- should make them very attractive to investors.

  We also continue to have faith in the fund's euro position. The European region is showing signs of solid growth, and in fact, the EU raised interest rates at the end of the fiscal year. Inflation has been non existent, and on the whole, the European bond markets look decidedly more attractive than the United States.

  We expect that emerging markets will continue their recovery. Asia has led the rebound, and Latin American markets appear ready to follow, so barring a major negative event, we plan to maintain our emerging-market position.

  Longer term, it's also important to keep in mind that the Federal Reserve has shown its desire to proactively curb inflation at the earliest opportunity. The rate hikes may be painful near-term, but longer-term they should serve to slow the economy, stabilize rates, and create a good environment for the domestic bond market.

  In short, while 1999 has been a difficult year for bond investors, we believe it has laid the foundation for sharply better performance in the year ahead.

TERMS TO KNOW

EASE Occurs when the Federal Reserve Board of Governors changes monetary policy by decreasing the federal funds rate.

FEDERAL FUNDS (FED FUNDS) The funds that commercial banks are required to keep on deposit at the Federal Reserve Bank in their district. In order to meet these reserve requirements, occasionally banks need to borrow funds. These funds are borrowed from banks that have an excess of the required amount on hand, in what is called the "Fed funds market." The interest rate on these loans is called the "Fed funds rate" and is the key money market rate that influences all other short-term rates.

FEDERAL FUNDS RATE The interest rate that banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

FLIGHT-TO-QUALITY BUYING A general increase by investors in their allocation to U.S. Treasuries and other high-quality securities from riskier securities in time of global economic uncertainty.

HIGH-YIELD BONDS A bond issued by a company, often without a long track record of sales and earnings or with questionable credit strength and that pays a higher yield to investors to help compensate for their greater risk of loss to principal and interest than higher quality bonds. High-yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond-rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

U.S. TREASURY A debt security issued by the U.S. Treasury, such as a Treasury bill, Treasury bond or Treasury note. Treasuries are considered the safest of all securities. Their safety rests in the power of the U.S. government to obtain tax revenues to repay its obligations, and in its historical record of always having done so.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                               1-YEAR   5-YEAR   10-YEAR       LIFE OF CLASS
-----------------------------------------------------------------------------------------------------
    KEMPER STRATEGIC INCOME FUND CLASS A       -2.12%    5.94%    9.49%    9.60% (since 6/23/77)
 .....................................................................................................
    KEMPER STRATEGIC INCOME FUND CLASS B       -1.25     5.75      N/A      5.36 (since 5/31/94)
 .....................................................................................................
    KEMPER STRATEGIC INCOME FUND CLASS C        1.78     6.05      N/A      5.68 (since 5/31/94)
 .....................................................................................................

[LINE GRAPH]
KEMPER STRATEGIC INCOME FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 6/30/77 to 10/31/99

                                                                                 LEHMAN BROTHERS
                                                 KEMPER STRATEGIC INCOME      GOVERNMENT/CORPORATE
                                                      FUND CLASS A1                  INDEX+             CONSUMER PRICE INDEX++
                                                 -----------------------      --------------------      ----------------------
6/30/77                                                  9550.00                    10000.00                    10000.00
                                                         9564.00                    10077.00                    10237.00
                                                        10092.00                    10196.00                    11161.00
                                                        11833.00                    10431.00                    12646.00
                                                        14806.00                    10751.00                    14214.00
                                                        15208.00                    11531.00                    15484.00
                                                        17570.00                    15116.00                    16084.00
12/31/83                                                20471.00                    16325.00                    16694.00
                                                        21646.00                    18776.00                    17354.00
                                                        24960.00                    22776.00                    18009.00
                                                        25640.00                    26334.00                    18212.00
                                                        23588.00                    26938.00                    19016.00
                                                        27755.00                    28980.00                    19850.00
                                                        29954.00                    33106.00                    20773.00
12/31/90                                                26166.00                    35848.00                    22041.00
                                                        39676.00                    41629.00                    22717.00
                                                        46792.00                    44785.00                    23369.00
                                                        56568.00                    49725.00                    24018.00
                                                        54369.00                    47980.00                    24661.00
                                                        65068.00                    57213.00                    25269.00
                                                        70649.00                    58874.00                    26127.00
                                                        76504.00                    64619.00                    26572.00
                                                        79402.00                    70750.00                    27000.00
10/31/99                                                77628.00                    69683.00                    27791.00

[LINE GRAPH]
KEMPER STRATEGIC INCOME FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/99

                                                                                 LEHMAN BROTHERS
                                                 KEMPER STRATEGIC INCOME      GOVERNMENT/CORPORATE
                                                      FUND CLASS B1                  INDEX+              CONSUMER PRICE INDEX++
                                                 -----------------------      --------------------       ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9794.00                    10063.00                    10149.00
12/31/95                                                11613.00                    11999.00                    10400.00
                                                        12493.00                    12347.00                    10753.00
12/31/97                                                13389.00                    13552.00                    10936.00
                                                        13763.00                    14838.00                    11112.00
10/31/99                                                13274.00                    14615.00                    11438.00

[LINE GRAPH]
KEMPER STRATEGIC INCOME FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 10/31/99

                                                                                 LEHMAN BROTHERS
                                                 KEMPER STRATEGIC INCOME      GOVERNMENT/CORPORATE
                                                      FUND CLASS C1                  INDEX+              CONSUMER PRICE INDEX++
                                                 -----------------------      --------------------       ----------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9815.00                    10063.00                    10149.00
12/31/95                                                11649.00                    11999.00                    10400.00
                                                        12560.00                    12347.00                    10753.00
12/31/97                                                13492.00                    13552.00                    10936.00
                                                        13865.00                    14838.00                    11112.00
10/31/99                                                13489.00                    14615.00                    11438.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUES WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 4.5%. FOR CLASS B
  SHARES ADJUSTMENT FOR THE APPLICABLE
  CONTINGENT DEFERRED SALES CHARGE
  (CDSC) AS FOLLOWS: 1-YEAR, 3%; 5-YEAR,
  1%; SINCE INCEPTION, 0 PERCENT AND FOR
  CLASS C SHARES NO ADJUSTMENT FOR SALES
  CHARGE. THE MAXIMUM CDSC FOR CLASS B
  SHARES IS 4%. FOR CLASS C SHARES,
  THERE IS A 1% CDSC ON CERTAIN
  REDEMPTIONS WITHIN THE FIRST YEAR OF
  PURCHASE. SHARE CLASSES INVEST IN THE
  SAME UNDERLYING PORTFOLIO. AVERAGE
  ANNUAL TOTAL RETURNS REFLECT
  ANNUALIZED CHANGE WHILE TOTAL RETURN
  REFLECTS AGGREGATE CHANGE. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS AND
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING THE PERFORMANCE OF KEMPER
    STRATEGIC INCOME FUND CLASS A SHARES
    TO THAT OF THE LEHMAN BROTHERS
    GOVERNMENT/CORPORATE BOND INDEX AND
    THE CONSUMER PRICE INDEX, YOU SHOULD
    ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

THE FUND MAY INVEST IN LOWER-RATED AND
NON-RATED SECURITIES, WHICH PRESENT
GREATER RISK OF LOSS TO PRINCIPAL AND
INTEREST THAN HIGHER-RATED SECURITIES.
THE FUND MAY ALSO INVEST A SIGNIFICANT
PORTION OF ASSETS IN FOREIGN SECURITIES,
WHICH PRESENT SPECIAL RISKS INCLUDING
FLUCTUATING EXCHANGE RATES, GOVERNMENT
REGULATION AND DIFFERENCES IN LIQUIDITY
THAT MAY AFFECT YOUR INVESTMENT.

 +THE LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX IS AN UNMANAGED
  INDEX COMPRISED OF INTERMEDIATE AND
  LONG-TERM GOVERNMENT AND INVESTMENT
  GRADE CORPORATE DEBT SECURITIES.
  SOURCE IS WIESENBERGER.

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 10/31/99              ON 10/31/98
    HIGH YIELD CORPORATES               52.0%                    50.0%
 ................................................................................
    EMERGING MARKETS                      --                      4.0
 ................................................................................
    FOREIGN CURRENCY BONDS              43.0                     30.0
 ................................................................................
    OTHER                                4.5                       --
 ................................................................................
    CASH EQUIVALENTS                     0.5                     16.0
--------------------------------------------------------------------------------
                                         100%                     100%

                             [PIE CHART]            [PIE CHART]

YEARS TO MATURITY

                                     ON 10/31/99              ON 10/31/98
    1-10 YEARS                            83%                      71%
 ................................................................................
    11-20 YEARS                           11                        5
 ................................................................................
    21+ YEARS                              6                        8
 ................................................................................
    CASH AND EQUIVALENTS                  --                       16
--------------------------------------------------------------------------------
                                         100%                     100%

                             [PIE CHART]            [PIE CHART]

AVERAGE MATURITY

                                    ON 10/31/99                      ON 10/31/98
    AVERAGE MATURITY                 8.6 years                       8.7 years
---------------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND

Portfolio of Investments at October 31, 1999
(DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
    REPURCHASE AGREEMENTS--0.1%                                                          PRINCIPAL AMOUNT(C)    VALUE
------------------------------------------------------------------------------------------------------------------------
                                       (a) Repurchase Agreement with State Street Bank
                                             and Trust Company dated 10/29/1999,
                                             5.200%, due 11/01/1999
                                           (Cost $693)                                       $      693        $    693
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER--0.4%
------------------------------------------------------------------------------------------------------------------------

                                           Federal Home Loan Mortgage Corp.
                                           5.16%, 11/01/1999
                                           (Cost $2,500)                                          2,500           2,500
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    FOREIGN BONDS--41.9%
------------------------------------------------------------------------------------------------------------------------

    U.S.$ DENOMINATED--17.7%
                                           Federative Republic of Brazil, Eligible
                                             Interest, Floating Rate Bond, LIBOR plus
                                             .8125%, 6.125%, 04/15/2006                              45              37
                                           Federative Republic of Brazil, 9.375%,
                                             04/07/2008                                           6,250           5,125
                                           Kingdom of Morocco, Restructuring and
                                             Consolidation Agreement, Tranche A,
                                             Floating Rate Bond, LIBOR plus .8125%,
                                             6.063%, 01/01/2009                                  21,248          18,619
                                           Republic of Brazil, 11.625%, 04/15/2004                2,875           2,760
                                           Republic of Bulgaria, Interest Arrears Bond,
                                             LIBOR plus .8125%, 6.688%, 07/28/2011               36,500          27,831
                                           Republic of Columbia, 8.625%, 04/1/2008                2,150           1,833
                                           Republic of Panama, Past Due Interest Bond,
                                             6.50%, 07/17/2016                                    4,034           3,025
                                           Republic of Panama, 8.875%, 09/30/2027                13,750          11,103
                                           Republic of Turkey, 12.00%, 12/15/2008                   840             851
                                           Republic of Turkey, 12.375%, 06/15/2009               14,700          14,847
                                           Republic of Venezuela, Debt Conversion Bond,
                                             Floating Rate Bond, Series DL, LIBOR plus
                                             .875%, 5.938%, 12/18/2007                            6,476           5,202
                                           United Mexican States, 9.875%, 01/15/2007              7,950           7,975
                                           United Mexican States, 10.375%, 02/17/2009             3,550           3,606
                                           United Mexican States, 11.375%, 09/15/2016            10,000          10,665
                                           United Mexican States, 11.500%, 05/15/2026            10,000          11,168
                                           ------------------------------------------------------------------------------
                                                                                                                124,647
                                           ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    NON U.S.$--24.2%
                                           Buoni Poliennali Del Tesoro, 6.75%,
                                             02/01/2007                                      EUR 25,000          28,648
                                           Deutschland Republic, 6.00%, 01/04/2007           DEM 30,166          33,569
                                           Federal Republic of Germany, 5.625%,
                                             01/04/2028                                      EUR  7,283           7,500
                                           Federal Republic of Germany, 6.00%,
                                             07/04/2007                                      EUR 64,999          72,394
                                           Kingdom of Spain, 6.00%, 01/31/2008               EUR 26,000          28,585
                                           ------------------------------------------------------------------------------
                                                                                                                170,696
                                           ------------------------------------------------------------------------------
                                           TOTAL FOREIGN BONDS
                                           (Cost $333,042)                                                      295,343
                                           ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)



-----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
    CORPORATE BONDS--56.3%                                                               PRINCIPAL AMOUNT(C)    VALUE
-----------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--7.4%
                                           AFC Enterprises, 10.25%, 05/15/2007               $    3,240        $  3,208
                                           AMF Bowling Worldwide, Inc., Step-up Coupon,
                                             0% to 03/15/2001, 12.25% to 03/15/2006                 995             507
                                           AMF Bowling Worldwide, Inc, 10.875%,
                                             03/15/2006                                           3,950           2,410
                                           Advantica Restaurant Co., 11.25%, 01/15/2008           2,695           2,102
                                           Avis Rent A Car, 11.00%, 05/01/2009                    2,210           2,279
                                           Avondale Mills, 10.25%, 05/01/2006                       170             138
                                           Boca Resorts Inc., 9.88%, 04/15/2009                   2,830           2,660
                                           Carrols Corp., 9.50%, 12/01/2008                         270             223
                                           Cinemark USA, Inc., Series D, 9.625%,
                                             08/01/2008                                           2,000           1,770
                                           Circus Circus Enterprises, Inc., 9.25%,
                                             12/01/2005                                           1,010           1,013
                                           Cole National Group Inc., 9.875%, 12/31/2006           1,300           1,014
                                           Eldorado Resorts, 10.50%, 08/15/2006                   1,120           1,142
                                           Finlay Enterprises, Inc., 9.00%, 05/01/2008            2,050           1,804
                                           Galey & Lord, Inc., 9.125%, 03/01/2008                 1,080             238
                                           Guitar Center Management, 11.00%, 07/01/2006           3,057           2,996
                                           Harvey's Casino Resorts, 10.625%, 06/01/2006           2,630           2,696
                                           Hedstrom Corp., 10.00%, 06/01/2007                     2,170           1,758
                                           Herff Jones, Inc., 11.00%, 08/15/2005                  1,050           1,114
                                           Hines Horticulture, Inc., 11.75%, 10/15/2005           1,748           1,783
                                           Hollywood Entertainment Corp., 10.625%,
                                             08/15/2004                                           1,030             876
                                           Imperial Home Decor Group, Inc., 11.00%,
                                             03/15/2008                                             720             122
                                           Iron Age Holdings Corp., Step-up Coupon, 0%
                                             to 05/01/2003, 12.125% to 05/01/2009                   570             171
                                           Iron Age Holdings Corp., 9.875%, 05/01/2008              720             554
                                           J. Crew Group, Step-up Coupon, 0% to
                                             10/15/2002, 13.125% to 10/15/2008                    5,120           2,355
                                           J. Crew Group, 10.375%, 10/15/2007                     2,350           1,974
                                           Krystal Inc., 10.25%, 10/01/2007                       2,620           2,581
                                           Mohegan Tribal Gaming Authority, 8.13%,
                                             01/01/2006                                              20              19
                                           Mohegan Tribal Gaming Authority, 8.75%,
                                             01/01/2009                                             180             175
                                           National Vision Association, Ltd., 12.75%,
                                             10/15/2005                                           5,450           1,635
                                           Perkins Finance, L.P., 10.125%, 12/15/2007             1,280           1,274
                                           Phillips-Van Heusen Corp., 9.50%, 05/01/2008             630             573
                                           Pillowtex Corp., 9.00%, 12/15/2007                       650             182
                                           Pillowtex Corp., 10.00%, 11/15/2006                       80              22
                                           Players International, 10.875%, 04/15/2005             1,585           1,668
                                           Regal Cinemas, Inc., 9.50%, 06/01/2008                   860             636
                                           Regal Cinemas, Inc., 8.875%, 12/15/2010                2,140           1,487
                                           Restaurant Co., Step-up Coupon, 0% to
                                             05/15/2003, 11.25% to 05/15/2008                     1,480             844
                                           Sealy Mattress Co., Step-up Coupon, 0% to
                                             12/15/2002, 10.875% to 12/15/2007                    1,595           1,069
                                           Specialty Retailers, Inc., 8.50%, 07/15/2005             360             259
                                           Specialty Retailers, Inc., 9.00%, 07/15/2007           1,760           1,056
                                           Station Casinos, Inc., 9.75%, 04/15/2007                 630             643
                                           Station Casinos, Inc., 10.125%, 03/15/2006               790             815
                                           ------------------------------------------------------------------------------
                                                                                                                 51,845

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                         PRINCIPAL AMOUNT(C)    VALUE
-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--0.2%
                                           Jafra Cosmetics International, Inc., 11.75%,
                                             05/01/2008                                      $    1,435        $  1,263
                                           ------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
HEALTH--1.6%
                                           ALARIS Medical Systems, Inc., Step-up
                                             Coupon, 0% to 08/01/2003, 11.125% to
                                             08/01/2008                                           4,910           2,087
                                           Abbey Healthcare Group, Inc., 9.50%,
                                             11/01/2002                                           2,200           2,101
                                           Dade International, Inc., 11.125%,
                                             05/01/2006                                           1,000           1,035
                                           MEDIQ Inc., 11.00%, 06/01/2008                         2,390             765
                                           Magellan Health Services, Inc., 9.00%,
                                             02/15/2008                                           2,400           2,004
                                           Mariner Post-Acute Network, Inc., Step-up
                                             Coupon, 0% to 11/07/2002, 10.50% to
                                             11/01/2007                                           5,020             126
                                           Mariner Post-Acute Network, Inc., 10.50%,
                                             08/01/2006                                           3,520           3,238
                                           Vencor, Inc., 9.875%, 05/01/2005                         970             174
                                           ------------------------------------------------------------------------------
                                                                                                                 11,530
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--14.0%
                                           21st Century Telecom Group, Inc., Step-up
                                             Coupon, 0% to 02/15/2003, 12.25% to
                                             02/15/2008                                           3,630           1,615
                                           Allegiance Telecom, Inc., Step-up Coupon, 0%
                                             to 02/15/2003, 11.75% to 02/15/2008                  1,520           1,011
                                           Allegiance Telecom, Inc., 12.875%,
                                             05/15/2008                                           1,750           1,921
                                           American Cellular Corp., 10.50%, 05/15/2008            3,060           3,297
                                           Bresnan Communications Co., Step-up Coupon,
                                             0% to 02/01/2004, 9.25% to 02/01/2009                  690             459
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 08/15/2002, 9.27% to 08/15/2007                1,080             691
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 05/15/2004, 10.80% to 05/15/2009                 710             394
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 8/15/2003, 8.94% to 08/15/2008                 1,080             610
                                           Call-Net Enterprises, Inc., 9.375%,
                                             05/15/2009                                             600             552
                                           Comunicacion Cellular, S.A., Step-up Coupon,
                                             0% to 09/29/2000, 14.125% to 03/01/2005                160              88
                                           Crown Castle International Corp., Step-up
                                             Coupon, 0% to 11/15/2002, 10.625% to
                                             11/15/2007                                           3,850           2,772
                                           Dobson Communication Corp., 11.75%,
                                             04/15/2007                                           1,680           1,781
                                           Econophone Inc., Step-up Coupon, 0% to
                                             02/01/2003, 11.000% to 02/15/2008                      530             292
                                           Esprit Telecom Group, PLC, 10.875%,
                                             06/15/2008                                             800             768
                                           Esprit Telecom Group, PLC, 11.50%,
                                             12/15/2007                                           2,345           2,298
                                           Global Telesystems Group, 9.875%, 02/15/2005             820             734
                                           ICG Holdings, Inc., Step-up Coupon, 0% to
                                             09/15/2000, 13.50% to 09/15/2005                     6,545           5,727
                                           IPC Communications Inc., Step-up Coupon, 0%
                                             to 11/01/2001, 10.875% to 05/01/2008                 2,910           2,124
                                           Impsat Corp., 12.375%, 06/15/2008                      1,765           1,341
                                           Intermedia Communications of Florida, Inc.,
                                             Step-up Coupon, 0% to 05/15/2001, 12.50%
                                             to 05/15/2006                                        1,800           1,485

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                         PRINCIPAL AMOUNT(C)    VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           Intermedia Communications of Florida, Inc.,
                                             Step-up Coupon, 0% to 07/15/2002, 11.25%
                                             to 07/15/2007                                   $    1,980        $  1,376
                                           KMC Telecom Holdings, Inc., Step-up Coupon,
                                             0% to 02/15/2003, 12.50% to 02/15/2008               3,480           1,810
                                           KMC Telecom Holdings, Inc., 13.50%,
                                             05/15/2009                                             320             315
                                           Level 3 Communications, Inc., Step-up
                                             Coupon, 0% to 12/01/2003, 10.50% to
                                             12/01/2008                                           1,400             819
                                           Level 3 Communications, Inc., 9.125%,
                                             05/01/2008                                           3,170           2,925
                                           Long Distance Direct Holdings, Inc., 12.25%,
                                             04/15/2008                                           1,300             676
                                           MGC Communications, 13.00%, 10/01/2004                 2,250           2,025
                                           McLeod USA, Inc., Step-up Coupon, 0% to
                                             03/01/2002, 10.50% to 03/01/2007                     3,640           2,857
                                           McLeodUSA Inc., 9.25%, 07/15/2007                        550             547
                                           McLeodUSA Inc., 9.50%, 11/01/2008                        370             374
                                           MetroNet Communications Corp., Step-up
                                             Coupon, 0% to 06/15/2003, 9.95% to
                                             06/15/2008                                           2,035           1,582
                                           MetroNet Communications Corp., Step-up
                                             Coupon, 0% to 11/01/2002, 10.75% to
                                             11/01/2007                                             850             697
                                           MetroNet Communications Corp., 10.625%,
                                             11/01/2008                                           1,150           1,305
                                           MetroNet Communications Corp., 12.00%,
                                             08/15/2007                                             560             652
                                           Millicom International Cellular, S.A.,
                                             Step-up Coupon, 0% to 06/01/2001, 13.50%
                                             to 06/01/2006                                        3,850           2,791
                                           Netia Holdings, Step-up Coupon, 0% to
                                             11/01/2001, 11.25% to 11/01/2007                       875             543
                                           Netia Holdings, 10.25%, Step-up Coupon, 0%
                                             to 9/1/2002, 10.65% to 11/01/2007                      560             476
                                           Nextel Communications Inc., Step-up Coupon,
                                             0% to 02/15/2003, 9.75% 02/15/2008                   1,600           1,128
                                           Nextel Communications, Inc., Step-up Coupon,
                                             0% to 9/15/2002, 10.65% to 09/15/2007                1,825           1,369
                                           Nextel Communications, Inc., Step-up Coupon,
                                             0% to 10/31/2002, 9.75% to 10/31/2007                  955             683
                                           Nextel Communications, Inc., Step-up Coupon,
                                             0% to 2/15/99, 9.75% to 08/15/2004                   2,930           2,981
                                           Nextlink Communications, Inc., Step-up
                                             Coupon, 0% to 04/15/2003, 9.45% to
                                             04/15/2008                                             930             567
                                           Nextlink Communications, Inc., Step-up
                                             Coupon, 0% to 06/01/2004, 12.25% to
                                             06/01/2009                                           1,720           1,015
                                           Nextlink Communications, Inc., 10.75%,
                                             11/15/2008                                           1,550           1,573
                                           Nextlink Communications, Inc., 12.50%,
                                             04/15/2006                                           2,545           2,710
                                           PTC International Finance, Step-up Coupon,
                                             0% to 07/01/2002, 10.75% to 07/01/2007               8,390           5,789
                                           Pinnacle Holdings, Inc., Step-up Coupon, 0%
                                             to 03/15/2003, 10.00% to 03/15/2008                  1,470             882
                                           Price Communications Wireless, 9.125%,
                                             12/15/2006                                             630             639

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)



-----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                         PRINCIPAL AMOUNT(C)    VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           Primus Telecommunications Group, 11.25%,
                                             01/15/2009                                      $      480        $    446
                                           Primus Telecommunications Group, 11.75%,
                                             08/01/2004                                           2,630           2,577
                                           Primus Telecommunications Group, 12.75%,
                                             10/15/2009                                           1,380           1,366
                                           RCN Corp., Step-up Coupon, 0% to 07/01/2003,
                                             11.00% to 07/01/2008                                   880             554
                                             RCN Corp., 10.00%, 10/15/2007                          100             100
                                             Rogers Cantel, 9.75%, 06/01/2016                       460             515
                                             SBA Communications Corp., Step-up Coupon,
                                             0% to 03/01/2003, 12.00% to 03/01/2008               1,610             877
                                             Telecorp PCS, Inc., Step-up Coupon, 0% to
                                             04/01/2004, 11.625% to 4/15/2009                     1,700           1,041
                                           Teligent, Inc., Step-up Coupon, 0% to
                                             03/01/2003, 11.50% to 03/01/2008                     1,100             578
                                           Teligent, Inc., 11.50%, 12/01/2007                     2,100           1,922
                                           TriTel Pcs, Inc., Step-up Coupon, 0% to
                                             05/15/2004, 12.75% to 05/15/2009                       930             561
                                           Triton Communications, L.L.C., Step-up
                                             Coupon, 0% to 05/01/2003, 11.00% to
                                             05/01/2008                                           8,850           6,084
                                           U.S. Xchange, L.L.C., 15.00%, 07/01/2008               1,090           1,090
                                           USA Mobile Communications Holdings, Inc.,
                                             14.00%, 11/01/2004                                   2,510           1,958
                                           United Pan-Europe Communications, 13.375%,
                                             11/01/2009                                           1,290             684
                                           Versatel Telecom, 11.875%, 07/15/2009                    390             369
                                           Versatel Telecom, 13.25%, 05/15/2008                     930             930
                                           Versatel Telecom, 13.25%, 05/15/2008                     490             490
                                           Viatel, Inc., Step-up Coupon, 0% to
                                             04/15/2003, 12.50% to 04/15/2008                     1,740             970
                                           Viatel, Inc., 11.25%, 04/15/2008                       2,980           2,809
                                           Winstar Equipment II, 12.50%, 03/15/2004               1,560           1,607
                                           ------------------------------------------------------------------------------
                                                                                                                 98,594
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL--5.4%
                                           Banco Nacional de Desenvolvimiento
                                             Economico e Social, 13.64%, 06/16/2008              12,025          10,401
                                           Banco Nacional de Desenvolvimiento Economico
                                             e Social, 15.22%, 6/16/2008                         17,500          15,138
                                           Intertek Finance, PLC, 10.25%, 11/01/2006              2,650           2,491
                                           Kappa Beheer BV, 10.625%, 07/15/2009                   7,630           8,199
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 04/01/2004, 11.25% to 04/15/2009               1,070             556
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 07/15/2003, 12.00% to 07/15/2008               2,280           1,300
                                           ------------------------------------------------------------------------------
                                                                                                                 38,085
---------------------------------------------------------------------------------------------------------------------------
MEDIA--6.7%
                                           Capstar Broadcasting, Step-up Coupon, 0% to
                                             02/01/2002, 12.75% to 02/01/2009                     3,330           2,914
                                           Chancellor Media Co., 9.00%, 10/01/2008                  440             450
                                           American Lawyer Media, Inc., Step-up Coupon,
                                             0% to 12/15/2002, 12.25% to 12/15/2008                 360             216
                                           Avalon Cable Holdings LLC, Step-up Coupon,
                                             0% to 12/01/2003, 11.875% to 12/01/2008              1,760           1,118
                                           Avalon Cable of Michigan, 9.375%, 12/1/2008              270             271
                                           CSC Holdings, Inc., 8.125%, 08/15/2009                 1,370           1,353
                                           CSC Holdings, Inc., 9.25%, 11/01/2005                    130             132
                                           CSC Holdings, Inc., 9.875%, 04/01/2023                 1,000           1,043

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                         PRINCIPAL AMOUNT(C)    VALUE
-----------------------------------------------------------------------------------------------------------------------
                                           CSC Holdings, Inc., 10.50%, 05/15/2016            $    1,200        $  1,299
                                           Charter Communication Holdings LLC, Step-up
                                             Coupon, 0% to 04/01/2004, 9.92% to
                                             04/01/2011                                           2,230           1,316
                                           Charter Communication Holdings LLC, 8.25%,
                                             04/01/2007                                           1,340           1,260
                                           Comcast UK Cable Partners, Ltd., Step-up
                                             Coupon 0% to 11/15/2000, 11.20% to
                                             11/15/2007                                           4,200           3,843
                                           Diamond Cable Communications, PLC, 13.25%,
                                             09/30/2004                                           2,025           2,182
                                           Diva Systems Corp., Step-up Coupon, 0% to
                                             03/01/2003, 12.625% to 03/01/2008                    1,700             455
                                           Echostar DBS Corp., 9.25%, 02/01/2006                    940             931
                                           Echostar DBS Corp., 9.38%, 02/01/2009                    610             604
                                           Falcon Holding Group, Step-up Coupon, 0% to
                                             04/15/2003, 9.285% to 04/15/2010                     1,740           1,246
                                           Frontiervision Holdings, 11.00%, 10/15/2006            1,200           1,278
                                           Frontiervision Holdings, LP, Step-up Coupon,
                                             0% to 09/15/2001, 11.875% to 09/15/2007              2,560           2,189
                                           Interep National Radio Sales, Inc., 10.00%,
                                             07/01/2008                                           1,070           1,065
                                           Metromedia Fiber Network, Inc., 10.00%,
                                             11/15/2008                                           1,530           1,507
                                           NTL Communications Corp., Step-up Coupon,
                                             0% to 10/01/2003, 12.375% to 10/01/2008                740             505
                                           NTL, Inc., Step-up Coupon, 0% to 02/01/2001,
                                             10.500% to 02/01/2006                                  430             375
                                           NTL, Inc., 11.50%, 10/01/2008                          2,905           3,152
                                           Outdoor Systems, Inc., 9.375%, 10/15/2006              2,410           2,494
                                           Radio Unica Corp., Step-up Coupon, 0% to
                                             08/01/2002, 11.75% to 08/01/2006                     1,180             764
                                           Renaissance Media Group, Step-up Coupon,
                                             0% to 04/15/2003, 10.00% to 04/15/2008               1,000             700
                                           SFX Entertainment, Inc., 9.125%, 02/01/2008            1,565           1,444
                                           SFX Entertainment, Inc., 9.125%, 12/01/2008            1,570           1,448
                                           Sinclair Broadcasting Group, Inc., 8.75%,
                                             12/15/2007                                             730             668
                                           Star Choice Communications, Inc., 13.00%,
                                             12/15/2005                                             875             866
                                           TeleWest Communications, PLC, Step-up
                                             Coupon, 0% to 04/15/2004, 9.25% to
                                             04/15/2009                                             180             110
                                           TeleWest Communications, PLC, Step-up
                                             Coupon, 0% to 10/01/2000, 11.00% to
                                             10/01/2007                                           2,395           2,167
                                           TeleWest Communications, PLC, 11.25%,
                                             11/01/2008                                           1,250           1,350
                                           Transwestern Publishing, Step-up Coupon,
                                             0% to 11/15/2002, 11.875% to 11/15/2008              3,100           2,170
                                           Transwestern Publishing, 9.625%, 11/15/2007            1,340           1,296
                                           United International Holdings, Step-up
                                             Coupon, 0% to 02/15/2003, 10.75% to
                                             02/15/2008                                           1,710             974
                                           ------------------------------------------------------------------------------
                                                                                                                 47,155

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-----------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                         PRINCIPAL AMOUNT(C)    VALUE
-----------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--2.2%
                                           Buhrmann US Inc., 12.25%, 11/01/2009              $    1,220        $  1,208
                                           Coinmach Corp., 11.75%, 11/15/2005                     4,370           4,501
                                           ImPac Group, Inc., 10.125%, 03/15/2008                 2,370           2,133
                                           Integrated Electrical Services, Inc.,
                                             9.375%, 02/01/2009                                   1,120           1,081
                                           Kindercare Learning Centers Inc., 9.50%,
                                             02/15/2009                                           3,260           3,056
                                           La Petite Academy, Inc., 10.00%, 05/15/2008            2,800           2,205
                                           Spincycle, Inc., Step-up Coupon, 0% to
                                             05/01/2001, 12.75% to 05/01/2005                     4,010             602
                                           Verio, Inc., 11.25%, 12/01/2008                          690             717
                                           ------------------------------------------------------------------------------
                                                                                                                 15,503
---------------------------------------------------------------------------------------------------------------------------
DURABLES--1.5%
                                           Accuride Corp., 9.25%, 02/01/2008                        760             688
                                           Airxcel, 11.000%, 11/15/2007                           3,430           3,396
                                           BE Aerospace, Inc., 9.50%, 11/01/2008                    640             608
                                           DeCrane Aircraft Holdings, Inc., 12.000%,
                                             09/30/2008                                           2,740           2,630
                                           Fairchild Corp., 10.75%, 04/15/2009                    1,240           1,066
                                           Transdigm, Inc., 10.375%, 12/01/2008                     930             865
                                           United Rentals, Inc., 9.25%, 01/15/2009                1,420           1,296
                                           ------------------------------------------------------------------------------
                                                                                                                 10,549
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--6.7%
                                           Atlantis Group, Inc., 11.00%, 02/15/2003               1,328           1,328
                                           BPC Holdings Corp., 12.50%, 06/15/2006                 2,810           2,585
                                           Berry Plastics Corp., 12.25%, 04/15/2004                 505             513
                                           Consolidated Container Capital, Inc.,
                                             10.125%, 07/15/2009                                    470             474
                                           Consumers International, 10.25%, 04/01/2005            1,220           1,153
                                           Day International Group, Inc., 11.125%,
                                             06/01/2005                                           2,660           2,710
                                           Doman Industries, Ltd., 8.75%, 03/15/2004                800             624
                                           Eagle-Picher Holdings, Inc., 9.375%,
                                             03/01/2008                                           2,510           2,146
                                           Foamex, L.P., 13.50%, 08/15/2005                         810             770
                                           Fonda Group, 9.50%, 03/01/2007                         3,270           2,796
                                           GS Technologies, 12.00%, 09/01/2004                      940             498
                                           GS Technologies, 12.25%, 10/01/2005                    1,260             643
                                           Gaylord Container Corp., 9.75%, 06/15/2007             1,870           1,739
                                           Gaylord Container Corp., 9.875%, 02/15/2008            2,890           2,514
                                           Golden Northwest Aluminum, Inc., 12.00%,
                                             12/15/2006                                             620             634
                                           Graham Packaging Co., Step-up Coupon, 0% to
                                             01/15/2003, 10.75% to 01/15/2009                       610             392
                                           Grove Holdings LLC, Step-up Coupon, 0% to
                                             05/01/2003, 11.625% to 05/01/2009                      260              31
                                           Grove Investors, PIK, 14.50%, 05/01/2010                 777              78
                                           Huntsman Package, 11.75%, 12/01/2004                   2,100           2,184
                                           Knoll Inc., 10.875%, 03/15/2006                        1,638           1,818
                                           Millar Western Forest Products, Ltd.,
                                             9.875%, 05/15/2008                                   1,070           1,054
                                           Motors and Gears, Inc., 10.75%, 11/15/2006               860             808
                                           Neenah Corp., 11.125%, 05/01/2007                        840             775
                                           Plainwell, Inc., 11.00%, 03/01/2008                    2,200           1,584
                                           Printpack, Inc., 10.625%, 08/15/2006                   1,700           1,551
                                           Riverwood International Corp., 10.25%,
                                             04/01/2006                                             620             620
                                           Riverwood International Corp., 10.625%,
                                             08/01/2007                                             615             624

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                         PRINCIPAL AMOUNT(C)    VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Riverwood International Corp., 10.875%,
                                             04/01/2008                                      $    6,125        $  5,941
                                           SF Holdings Group, Inc., Step-up Coupon, 0%
                                             to 03/15/2003, 12.75% to 03/15/2008                  1,380             580
                                           Spinnaker Industries, 10.75%, 10/15/2006               5,290           4,126
                                           Stone Container Corp., 11.50%, 08/15/2006                670             704
                                           Stone Container Corp., 12.25%, 04/01/2002                190             191
                                           Terra Industries, 10.75%, 09/30/2003                   1,240             707
                                           Texas Petrochemicals, 11.125%, 07/01/2006              1,370           1,109
                                           U.S. Can Corp., 10.125%, 10/15/2006                    1,030           1,040
                                           Venture Holdings, 11.00%, 06/01/2007                     160             155
                                           ------------------------------------------------------------------------------
                                                                                                                 47,199
-------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--0.9%
                                           Cherokee International Corp., 10.50%,
                                             05/01/2009                                             600             534
                                           PSINet, Inc., 10.00%, 02/15/2005                         430             426
                                           PSINet, Inc., 11.00%, 08/01/2009                       2,310           2,356
                                           PSINet, Inc., 11.50%, 11/01/2008                       1,290           1,329
                                           Viasystems, Inc., 9.75%, 06/01/2007                    2,180           1,744
                                           ------------------------------------------------------------------------------
                                                                                                                  6,389
-------------------------------------------------------------------------------------------------------------------------
ENERGY--1.4%
                                           Benton Oil & Gas Co., 11.625%, 05/01/2003              2,510           1,807
                                           Chesapeake Energy Corp., 9.625%, 05/01/2005            1,000             945
                                           Continental Resources, Inc., 10.25%,
                                             08/01/2008                                           3,020           2,522
                                           Key Energy Services, Inc., 14.00%,
                                             01/15/2009                                             590             634
                                           Ocean Energy, Inc., 9.75%, 10/01/2006                    550             567
                                           Ocean Energy, Inc., 10.375%, 10/15/2005                  620             651
                                           Pen Holdings, Inc., 9.875%, 06/15/2008                   755             713
                                           Pride International, Inc., 10.00%,
                                             06/01/2009                                             630             627
                                           R&B Falcon Corp., 9.50%, 12/15/2008                      790             766
                                           R&B Falcon Corp., 11.00%, 03/15/2006                      30              32
                                           RAM Energy, 11.50%, 02/15/2008                           600             270
                                           ------------------------------------------------------------------------------
                                                                                                                  9,534
-------------------------------------------------------------------------------------------------------------------------
METALS & MINERALS--1.8%
                                           Euramax International, PLC, 11.25%,
                                             10/01/2006                                           3,405           3,405
                                           MMI Products, Inc., 11.25%, 04/15/2007                 1,800           1,827
                                           Metal Management, Inc., 10.00%, 05/15/2008             1,570           1,052
                                           Metals USA Inc., 8.625%, 02/15/2008                      500             454
                                           Renco Steel Holdings Co., Series B, 10.875%,
                                             02/01/2005                                           2,180           1,788
                                           Republic Tech International, 13.75%,
                                             07/15/2009                                           2,780           2,571
                                           Wells Aluminum Corp., 10.125%, 06/01/2005              1,870           1,832
                                           ------------------------------------------------------------------------------
                                                                                                                 12,929
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION--1.6%
                                           Congoleum Corp., 8.625%, 08/01/2008                    2,000           1,730
                                           Dimac Corp., 12.50%, 10/01/2008                        1,980             970
                                           Forecast Group, L.P., 11.375%, 12/15/2000              1,125           1,117
                                           Fortress Group, 13.75%, 05/15/2003                     2,560           1,613
                                           Hovnanian Enterprises, Inc., 9.125%,
                                             05/01/2009                                             920             842
                                           Hovnanian Enterprises, Inc., 9.75%,
                                             06/01/2005                                             490             448
                                           Kevco, Inc., 10.375%, 12/01/2007                       1,740             696
                                           Nortek Inc., Series A, 8.875%, 08/01/2008                420             395
                                           Nortek, Inc., 9.125%, 09/01/2007                       2,390           2,294
                                           Nortek, Inc., 9.875%, 03/01/2004                         130             127

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                         PRINCIPAL AMOUNT(C)    VALUE
-------------------------------------------------------------------------------------------------------------------------
                                           Toll Corp., 7.75%, 09/15/2007                     $      180        $    163
                                           Toll Corp., 8.75%, 11/15/2006                            150             146
                                           US Home Corp., 8.875%, 02/15/2009                        910             802
                                           ------------------------------------------------------------------------------
                                                                                                                 11,343
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%
                                           Petro Stopping Centers, 10.50%, 02/01/2007             2,200           2,112
                                           TFM, S.A. de C.V., 10.25%, 06/15/2007                  1,320           1,148
                                           Trans World Airlines, Inc., 11.375%,
                                             03/01/2006                                             960             403
                                           Transtar Holdings, Inc., Step-up Coupon, 0%
                                             to 12/15/99, 13.375% to 12/15/2003                     670             657
                                           Travelcenters America, 10.25%, 04/01/2007              2,180           2,148
                                           ------------------------------------------------------------------------------
                                                                                                                  6,468
-------------------------------------------------------------------------------------------------------------------------
OTHER--4.0%
                                           Riverside Group, 7.437%, 07/16/2008                   30,000          28,099
                                           ------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $427,443)                                                      396,485
                                           ------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS--0.4%
-------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--0.4%
MISCELLANEOUS--0.4%
                                           Corporate Express, Inc., 4.50%, 07/01/2000             2,980           2,935
                                           (Cost $2,826)
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.8%                                                                    NUMBER OF SHARES
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.3%
CELLULAR TELEPHONE--0.2%
                                           Dobson Communications, PIK                               975             956
                                           ------------------------------------------------------------------------------

TELEPHONE/ COMMUNICATIONS--0.1%
                                           21st Century Telecom Group, Inc.                         267             133
                                           Nextel Communications, Inc., PIK                         743             758
                                           ------------------------------------------------------------------------------
                                                                                                                    891
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL--0.2%
REAL ESTATE--0.2%
                                           Crown American Realty Trust                           24,970             999
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
MEDIA--0.2%
BROADCASTING & ENTERTAINMENT--0.2%
                                           Sinclair Capital                                      13,500           1,350
                                           ------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.1%
CONTAINERS & PAPER--0%
                                           SF Holdings Group, Inc., PIK                               6              18
                                           SF Holdings Group, Inc., PIK                              30              90
                                           ------------------------------------------------------------------------------
                                                                                                                    108

MACHINERY/ COMPONENTS--0.1%
                                           Eagle-Picher Holdings, Inc.                              180             873
                                           ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                          NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
ENERGY--0.0%
OIL & GAS PRODUCTION--0.0%
                                           Clark USA, PIK                                    $    4,371        $    240
                                           ------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $6,286)                                                          5,417
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
OTHER--0.1%
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.1%
TELEPHONE/ COMMUNICATIONS--0.1%
                                       (b) 21st Century Telecom Group, Inc., Warrants
                                             (expire 02/15/2010)                                    220              33
                                       (b) Econophone, Inc., Warrants (expire
                                             07/15/2007)                                          1,425             110
                                       (b) Intelcom Group, Inc., Warrants (expire
                                             10/15/2005)                                          4,026              64
                                       (b) Intermedia Communications of Florida, Inc.,
                                             Warrants (expire 04/15/2008)                         1,060              96
                                       (b) KMC Telecom Holdings, Inc., Warrants (expire
                                             04/15/2008)                                          2,100               8
                                       (b) Long Distance Direct Holdings, Inc.,
                                             Warrants (expire 04/13/2008)                         1,300               3
                                       (b) MGC Communications                                     8,086             222
                                       (b) MetroNet Communications Corp., Warrants
                                             (expire 08/15/2007)                                    560              48
                                       (b) Primus Telecommunications Group, Warrants
                                             (expire 08/01/2004)                                  1,000              20
                                       (b) Versatel Telecom, Warrants (expire
                                             05/15/2008)                                          1,420             206
                                       (b) Viatel, Inc.                                           4,194             140
                                           ------------------------------------------------------------------------------
                                                                                                                    950
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL--0%
OTHER FINANCIAL COMPANIES--0%
                                       (b) Ono Finance PLC, Warrants, (expire
                                             05/31/2009)                                            550              33
                                           ------------------------------------------------------------------------------

MEDIA--0%
CABLE TELEVISION--0.0%
                                       (b) Diva Systems Corp., Warrants (expire
                                             03/01/2008)                                          5,100              41
                                       (b) Star Choice Communications, Inc., Warrants
                                             (expire 12/15/2005)                                 20,265              50
                                           ------------------------------------------------------------------------------
                                                                                                                     91
-------------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES--0%
MISCELLANEOUS CONSUMER--0%
                                       (b) Spincycle, Inc., Warrants (expire
                                             05/01/2005)                                          4,010               0
                                           ------------------------------------------------------------------------------

PRINTING/PUBLISHING--0%
                                       (b) American Banknote Corp., Warrants (expire
                                             12/01/2002)                                          1,300               0
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
DURABLES--0%
AEROSPACE--0%
                                       (b) Decrane Holdings Co., Warrants (expire
                                             09/30/2008)                                          2,740               0
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0%
CONTAINERS & PAPER--0%
                                       (b) SF Holdings Group, Inc.                                3,870               0
                                           ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                          NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
ENERGY--0%
OIL/GAS TRANSMISSION--0%
                                       (b) Empire Gas Corp., Warrants (expire
                                             01/01/2001)                                     $    2,208        $      0
                                           ------------------------------------------------------------------------------

OILFIELD SERVICES--0%
                                       (b) Key Energy Services, Inc., Warrants (expire
                                             01/15/2009)                                            590              12
                                           ------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION--0%
BUILDING MATERIALS--0%
                                       (b) Waxman Industries, Inc., Warrants (expire
                                             06/01/2004)                                        222,607               7
                                           ------------------------------------------------------------------------------

HOMEBUILDING--0%
                                       (b) Capital Pacific Holdings, Warrants (expire
                                             12/31/2049)                                          4,345               2
                                           ------------------------------------------------------------------------------
                                           TOTAL OTHER
                                           (Cost $773)                                                            1,095
                                           ------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost $773,563)                                                      704,468
                                           ------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities.

(b) Non-income producing security

(c) Principal amount stated in U.S. dollars unless otherwise noted.

CURRENCY ABBREVIATION

DEM Deutschemark

EUR Euro

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $773,730,000 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation was $15,172,000 the aggregate gross unrealized depreciation was $84,434,000 and the net unrealized depreciation on investments was $69,262,000.

The accompanying Notes are an integral part of the Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
 Investments, at value
 (Cost: $773,563)                                               $704,468
------------------------------------------------------------------------
 Cash                                                                864
------------------------------------------------------------------------
 Foreign currency, at value (Cost: $113)                             111
------------------------------------------------------------------------
 Receivable for:
 Investments sold                                                  1,257
------------------------------------------------------------------------
 Interest                                                         18,147
------------------------------------------------------------------------
 Fund shares sold                                                    461
------------------------------------------------------------------------
 TOTAL ASSETS                                                    725,308
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            2,341
------------------------------------------------------------------------
  Fund shares redeemed                                             1,535
------------------------------------------------------------------------
  Management fee                                                     357
------------------------------------------------------------------------
  Other accrued expenses                                             995
------------------------------------------------------------------------
  Unrealized depreciation on forward currency exchange
    contracts                                                         15
------------------------------------------------------------------------
    Total liabilities                                              5,243
------------------------------------------------------------------------
NET ASSETS                                                      $720,065
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $861,523
------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                    (74,093)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  Investments                                                    (69,095)
------------------------------------------------------------------------
  Foreign currency related transactions                              (53)
------------------------------------------------------------------------
Undistributed net investment income                                1,783
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $720,065
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($492,423 /
  93,641 shares outstanding)                                       $5.26
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  4.71% of net asset value or 4.50% of offering price)             $5.51
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($198,097 /
  37,694 shares outstanding)                                       $5.26
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($29,545 /
  5,590 shares outstanding)                                        $5.29
------------------------------------------------------------------------

The accompanying Notes are an integral part of the Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
 Interest                                                       $ 80,756
------------------------------------------------------------------------
 Dividends                                                           598
------------------------------------------------------------------------
                                                                  81,354
------------------------------------------------------------------------
 Expenses:
 Management fee                                                    4,628
------------------------------------------------------------------------
 Administrative services fees                                     1,998
------------------------------------------------------------------------
 Trustees fees                                                        98
------------------------------------------------------------------------
 Custodian and transfer agent fees and related expenses            2,414
------------------------------------------------------------------------
 Auditing                                                             79
------------------------------------------------------------------------
 Legal                                                                30
------------------------------------------------------------------------
 Reports to shareholders                                             280
------------------------------------------------------------------------
 Distribution services fees                                        2,104
------------------------------------------------------------------------
 Other                                                                75
------------------------------------------------------------------------
 Expenses, before expense reductions                              11,706
------------------------------------------------------------------------
 Expense reductions                                                 (105)
------------------------------------------------------------------------
 Expenses, net                                                    11,601
------------------------------------------------------------------------
 NET INVESTMENT INCOME                                            69,753
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
 Net realized gain (loss) on
 Investments                                                     (22,745)
------------------------------------------------------------------------
 Foreign currency related transactions                              (707)
------------------------------------------------------------------------
                                                                 (23,452)
------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) on
 Investments                                                     (26,431)
------------------------------------------------------------------------
 Foreign currency related transactions                               (53)
------------------------------------------------------------------------
                                                                 (26,484)
------------------------------------------------------------------------
 Net gain (loss) on investments                                  (49,936)
------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 19,817
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                   YEAR ENDED OCTOBER 31,
                                                                ----------------------------
                                                                  1999                1998
--------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
 Net investment income                                          $  69,753             62,686
--------------------------------------------------------------------------------------------
 Net realized gain (loss)                                         (23,452)               646
--------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation)             (26,484)           (55,916)
--------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations              19,817              7,416
--------------------------------------------------------------------------------------------
 Dividends to shareholders from net investment income             (68,638)           (63,792)
--------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share transactions          (81,642)            45,361
--------------------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                         (130,463)           (11,015)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------
 Beginning of year                                                850,528            861,543
--------------------------------------------------------------------------------------------
 END OF YEAR (including undistributed net investment income
 of $1,783 and $1,794, respectively)                            $ 720,065            850,528
--------------------------------------------------------------------------------------------

The accompanying Notes are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1 DESCRIPTION OF             Kemper Strategic Income Fund (the "fund") (formerly
  THE FUND                   known as Kemper Diversified Income Fund) is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through October 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------
2 SIGNIFICANT
  ACCOUNTING POLICIES        SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

NOTES TO FINANCIAL STATEMENTS

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999 the fund had a tax basis net loss carryforward of approximately $73,810,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($46,845,000), October 31, 2003 ($5,576,000), October 31, 2006
                             ($2,523,000), and October 31, 2007 ($18,866,000),
                             the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which

NOTES TO FINANCIAL STATEMENTS

                             may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

3
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $4,628,000 for the year ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 1999 are $175,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 1999 are $2,843,000, of which $158,000 is unpaid at October 31, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid by the fund to KDI for the year ended October 31, 1999 are $1,998,000, of which $237,000 is unpaid at October 31, 1999. In addition, $4,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,741,000 for the year ended October 31, 1999, of which $502,000 is unpaid at October 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $98,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $746,877

                             Proceeds from sales                         722,182

--------------------------------------------------------------------------------

5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                               YEAR ENDED OCTOBER 31,
                                                                       1999                              1998
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                       SHARES SOLD
                                       --------------------------------------------------------------------------------
                                        Class A                13,013       $  73,179            18,405       $ 111,129
                                       --------------------------------------------------------------------------------
                                        Class B                 9,253          51,822            16,699          99,712
                                       --------------------------------------------------------------------------------
                                        Class C                 2,857          16,100             3,606          21,649
                                       --------------------------------------------------------------------------------
                                        Class I                    --              --                 1               2
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       --------------------------------------------------------------------------------
                                        Class A                 5,305          29,406             4,474          26,626
                                       --------------------------------------------------------------------------------
                                        Class B                 2,324          12,890             2,192          13,033
                                       --------------------------------------------------------------------------------
                                        Class C                   312           1,739               188           1,122
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       --------------------------------------------------------------------------------
                                        Class A               (29,531)       (164,313)          (24,547)       (147,027)
                                       --------------------------------------------------------------------------------
                                        Class B               (15,690)        (86,699)          (12,394)        (74,303)
                                       --------------------------------------------------------------------------------
                                        Class C                (2,825)        (15,766)           (1,105)         (6,571)
                                       --------------------------------------------------------------------------------
                                        Class I                    --              --                (2)            (11)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       --------------------------------------------------------------------------------
                                        Class A                 6,671          37,275             7,838          47,017
                                       --------------------------------------------------------------------------------
                                        Class B                (6,683)        (37,275)           (7,849)        (47,017)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $ (81,642)                        $  45,361
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7
     EXPENSE OFF-SET
     ARRANGEMENTS            The fund has entered into an arrangement with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $105,000, under this arrangement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8
     COMMITMENTS             As of October 31, 1999, the fund had entered into
                             the following forward currency exchange contracts resulting in net unrealized depreciation of $15,000.

                                        CONTRACTS TO         IN EXCHANGE             SETTLEMENT       NET UNREALIZED
                                          DELIVER                FOR                    DATE           DEPRECIATION
                                       -----------------------------------------------------------------------------
                                       EUR $7,500,000       USD $7,991,000           7/24/2000           $15,000

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------
                                                           CLASS A
                                           ----------------------------------------
                                                    YEAR ENDED OCTOBER 31,
                                           ----------------------------------------
                                           1999(A)   1998(A)   1997   1996    1995
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of year          $5.60     5.96     5.99    5.98    5.77
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .49      .44      .46     .46     .55
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign currency      (.35)    (.35)     .01     .12     .16
-----------------------------------------------------------------------------------
Total from investment operations              .14      .09      .47     .58     .71
-----------------------------------------------------------------------------------
Less distribution from net investment
income                                        .48      .45      .50     .57     .50
-----------------------------------------------------------------------------------
Net asset value, end of year                $5.26     5.60     5.96    5.99    5.98
-----------------------------------------------------------------------------------
TOTAL RETURN                                 2.43%    1.28     8.13   10.27   12.90
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
Expenses, before expense reductions          1.11%    1.04     1.03    1.03    1.09
-----------------------------------------------------------------------------------
Expenses, net                                1.10%    1.04     1.03    1.03    1.09
-----------------------------------------------------------------------------------
Net investment income                        8.80%    7.36     7.68    7.72    9.43
-----------------------------------------------------------------------------------

                                           ----------------------------------------
                                                           CLASS B
                                           ----------------------------------------
                                                    YEAR ENDED OCTOBER 31,
                                           ----------------------------------------
                                           1999(A)   1998(A)   1997   1996    1995

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of year          $5.59     5.96     5.99    5.98    5.77
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .43      .38      .40     .41     .49
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    (.34)    (.36)     .01     .12     .16
-----------------------------------------------------------------------------------
Total from investment operations              .09      .02      .41     .53     .65
-----------------------------------------------------------------------------------
Less distribution from net investment
income                                        .42      .39      .44     .52     .44
-----------------------------------------------------------------------------------
Net asset value, end of year                $5.26     5.59     5.96    5.99    5.98
-----------------------------------------------------------------------------------
TOTAL RETURN                                 1.57%     .12     7.13    9.23   11.87
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
Expenses, before expense reductions          2.06%    2.01     1.98    1.96    2.04
-----------------------------------------------------------------------------------
Expenses, net                                2.05%    2.01     1.98    1.96    2.04
-----------------------------------------------------------------------------------
Net investment income                        7.85%    6.39     6.73    6.79    8.48
-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------
                                                               CLASS C
                                           ------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                           ------------------------------------------------
                                           1999(A)    1998(A)    1997      1996      1995
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of year            $5.62      5.99      6.01      6.00      5.79
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .45       .39       .42       .41       .50
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.34)     (.36)      .01       .12       .16
-------------------------------------------------------------------------------------------
Total from investment operations                .11       .03       .43       .53       .66
-------------------------------------------------------------------------------------------
Less distribution from net investment
income                                          .44       .40       .45       .52       .45
-------------------------------------------------------------------------------------------
Net asset value, end of year                  $5.29      5.62      5.99      6.01      6.00
-------------------------------------------------------------------------------------------
TOTAL RETURN                                   1.78%      .28      7.37      9.33     11.95
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
Expenses, before expense reductions            1.87%     1.84      1.85      1.86      1.86
-------------------------------------------------------------------------------------------
Expenses, net                                  1.85%     1.84      1.85      1.86      1.86
-------------------------------------------------------------------------------------------
Net investment income                          8.05%     6.56      6.86      6.89      8.68
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------
                                                       YEAR ENDED OCTOBER 31,
                                           ------------------------------------------------
                                             1999      1998      1997      1996      1995
Net assets at end of year (in thousands)   $720,065   850,528   861,543   778,752   754,222
-------------------------------------------------------------------------------------------
Portfolio turnover rate                          92%      751       347       310       286
-------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

(a) Per share data was determined based on monthly average shares outstanding during the period.
--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER STRATEGIC INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Income Fund (formerly known as "Kemper Diversified Income Fund") as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Income Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 20, 1999

NOTES

TRUSTEES & OFFICERS


TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY             MAUREEN E. KANE
Trustee                           President                  Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA          CAROLINE PEARSON
Trustee                           Vice President and         Assistant Secretary
                                  Secretary
DONALD L. DUNAWAY                                            BRENDA LYONS
Trustee                           JOHN R. HEBBLE             Assistant Treasurer
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           J. PATRICK BEIMFORD, JR.
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        ROBERT C. PECK, JR.
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           KATHRYN L. QUIRK
                                  Vice President
CORNELIA M. SMALL
Trustee                           LINDA J. WONDRACK
                                  Vice President
WILLIAM P. SOMMERS
Trustee



--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas, City, MO 64121
--------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
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CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
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PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.kemper.com


[KEMPER FUNDS]
LOGO Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Income funds prospectus.
KSIF - 2 (12/23/99) 1096650